FIRST AMENDMENT TO UNIFORM COMMERCIAL CODE – SECURITY AGREEMENT

This First Amendment to Uniform Commercial Code – Security Agreement (this "Amendment") is made and entered into and effective as of the 21st day of November, 2017, by SPYR, Inc. (the "Debtor").

RECITALS

C. On September 5, 2017, Debtor executed a Uniform Commercial Code – Security Agreement (the "Agreement") granting Berkshire Capital Management, Inc. (the "Lender") a security interest in Debtor's assets in the amount of Five Hundred Thousand Dollars ($500,000.00).

D. The Debtor desires to modify the secured amount under the Agreement based on the amendment of the maximum amount borrowable under Borrower's revolving line of credit with Lender.

AGREEMENT

3. The Agreement is modified such that the secured amount of the revolving line of credit is changed from Five Hundred Thousand Dollars ($500,000.00) plus interest and other sums that may be due thereunder with a maturity date of February 28, 2018 to One Million Dollars ($1,000,000.00) plus interest and other sums that may be due thereunder with a maturity date of February 28, 2018.

4. Miscellaneous Provisions

a. **Defined Terms**. Any capitalized terms not defined in this Amendment shall have the same meaning as used in the Agreement.

b. **Interpretation**. The parties acknowledge and agree that this Amendment shall not be construed or interpreted against any single party on the grounds of sole or primary authorship. The parties acknowledge that they have had the opportunity to consult with and receive legal, accounting, and other advice by attorneys, accountants, and other professionals of their choosing prior to entering into this Amendment.

c. **Counterparts**. This Amendment may be executed in counterparts and/or by facsimile or email, each of which shall be an original, but all of which shall together constitute one document.

d. **Conflict**. In the event of a conflict between the Agreement and the provisions of this Amendment, this Amendment shall control.

e. **Affirmation of Agreement.** Except as set forth in this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

Debtor:

SPYR, Inc.

By: James R. Thompson, CEO and President

FIRST AMENDMENT TO UNIFORM COMMERCIAL CODE – SECURITY AGREEMENT

This First Amendment to Uniform Commercial Code – Security Agreement (this "Amendment") is made and entered into and effective as of the 27th day of November, 2017, by SPYR APPS, LLC. (the "Debtor").

RECITALS

E. On September 5, 2017, Debtor executed a Uniform Commercial Code – Security Agreement (the "Agreement") granting Berkshire Capital Management, Inc. (the "Lender") a security interest in Debtor's assets in the amount of Five Hundred Thousand Dollars ($500,000.00).

F. The Debtor desires to modify the secured amount under the Agreement based on the amendment of the maximum amount borrowable under Borrower's parent company's revolving line of credit with Lender.

AGREEMENT

5. The Agreement is modified such that the secured amount of the revolving line of credit is changed from Five Hundred Thousand Dollars ($500,000.00) plus interest and other sums that may be due thereunder with a maturity date of February 28, 2018 to One Million Dollars ($1,000,000.00) plus interest and other sums that may be due thereunder with a maturity date of February 28, 2018.

6. Miscellaneous Provisions

a. **Defined Terms**. Any capitalized terms not defined in this Amendment shall have the same meaning as used in the Agreement.

b. **Interpretation**. The parties acknowledge and agree that this Amendment shall not be construed or interpreted against any single party on the grounds of sole or primary authorship. The parties acknowledge that they have had the opportunity to consult with and receive legal, accounting, and other advice by attorneys, accountants, and other professionals of their choosing prior to entering into this Amendment.

c. **Counterparts**. This Amendment may be executed in counterparts and/or by facsimile or email, each of which shall be an original, but all of which shall together constitute one document.

d. **Conflict**. In the event of a conflict between the Agreement and the provisions of this Amendment, this Amendment shall control.

e. **Affirmation of Agreement.** Except as set forth in this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

Debtor:

SPYR APPS, LLC

____

By: James R. Thompson, Manager